EXHIBIT 10.68

                             OFFICE/WAREHOUSE LEASE

         THIS LEASE is made this Ninth day of June, 2000 by and between Creel and Wilcox Development, LLC (herein collectively called "Landlord") and Exactech, Inc. (herein collectively called ("Tenant").

                              W I T N E S S E T H

         SECTION 1. DEMISED PREMISES. In consideration of the rent hereafter agreed to be paid by Tenant to Landlord, and in consideration of the covenants of the respective parties hereto to be performed by them at the time and in the manner hereinafter provided, Landlord does hereby lease unto Tenant, and Tenant does hereby hire from Landlord, those certain premises (herein called the "demised premises") consisting of a new 9,520 square foot office/warehouse, and parking lot attached thereto, located on the real property described as follows:
2243 NW 66 Court, Gainesville, FL

         SECTION 2. TERMS OF LEASE.

            A. Initial Term. This lease shall be for a term of Three Years (the "initial lease term") commencing August 1, 2000 (the "lease commencement date"). In the event that the demised premises are not ready for occupancy on the date set forth above, the initial lease term shall be extended by written agreement of the parties so as to reflect the delay occasioned by the failure of the demised premises to be ready for Tenant's occupancy, and Tenant shall not be entitled to any damages resulting from or occasioned by such delay. The term "lease year" as used herein shall refer to such twelve (12) month period starting on the "lease commitment date" and each consecutive anniversary of the lease commencement date thereafter.

            B. Tenant's Right of First Refusal to Lease. If, at any time during the final 12 months of the lease term, Landlord shall desire to accept a bonafide offer received by it to lease the demised premises for a term commencing at or after the expiration of the initial lease term, Landlord shall notify Tenant of such offer in the manner provided in this lease for the giving of notice, (said notice shall also include the terms of the proposed lease and the name and address of the offeror) and tenant shall have the right to relet the demised premises upon the terms and conditions of such offer by giving Landlord written notice of its election to do so within fifteen (15) days after receipt of Landlord's notice. In the event Tenant fails to notify Landlord of its election within the fifteen (15) day period, Landlord shall have the right to lease the premises to any person upon the terms and conditions contained in said notice to Tenant.

         SECTION 3. RENTAL. Tenant covenants and agrees that during the term of this lease, for the use of the demised premises it will pay rental to Landlord in advance, on the first day of each month without setoff, deduction or demand, except as expressly provided in Sections 12 and 13 of this lease, at the address provided in Section 26, as follows:

         A. Base Rent. Base rent in the annualized amount of Forty One Thousand Six Hundred and Ninety Seven Dollars and 60/100 Cents ($41,697.60) payable in monthly installments throughout the initial lease term of ($3,474.80) (herein called the "base rent").

         On the annual anniversary of the lease commencement date,


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reflect any increase in the Consumer Price Index. The "Consumer Price Index"
shall mean the Bureau of Labor Statistics Consumer Price Index, currently published as "Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average" (all items) (1982 = 100) (herein referred to as "CPI"). It is understood that the above index is now being States Department of Labor. Should such index be published at other intervals so that the monthly average cannot be determined as contemplated herein, then such standards shall be arrived at from the index or indices published by the Bureau most closely approximating such monthly intervals. Should the Bureau of Labor Statistics change the manner of computing the index, and should the Bureau furnish a conversion factor designed to adjust the new index to the one previously in use, then the adjustment to the new index shall be made on the basis of such conversion factor. Should the publication of such index be discontinued by the Bureau of Labor Statistics and a substitute is not available as set forth above, then the party shall agree upon a new index and, in the event agreement cannot be reached as to such factor or new index, then a new substituted index should be selected by the then presiding Judge of the Circuit Court of the State of Florida, in and for Alachua County, Florida, upon application by either party.

         The CPI adjustment shall be made by multiplying the base rent by a fraction, the numerator of which is the CPI for the month four (4) months prior to the month in which the adjustment is made and the denominator of which shall be the CPI of that month of the year preceding the year of the numerator. For example, if the adjustment is made effective July 1, 2001 the numerator shall be the CPI for March 2001 and the denominator shall be March 1998. The Landlord shall submit to tenant a computational schedule reflecting the adjustment on or before the latter of (i) two (2) months prior to such adjustment, or (ii) within fifteen (15) days after such index shall be published.

         The adjustment so computed shall, subject to the terms of this Section, be applicable for the entire calendar year until the next years' adjustment, if any, and such adjustments which may be in arrears shall be paid by Tenant to Landlord with the next succeeding installment of rent due under this lease and the adjusted payment shall be paid every month thereafter during the term for which such adjustment shall be applicable according to the other terms of this lease. Provided, however, in no event shall the amount of base rent paid for any lease year exceed one hundred and five percent (105%) of the base rent paid for the preceding lease year.

         B. Sales and Use Tax. Tenant shall also pay with all rent due under this Lease an amount equal to any tax on all amounts classified as rent which may be now or hereafter imposed by any lawful authority (herein called "sales, excise and use tax").

         C. Additional Rental. All other payments due to Landlord under this lease shall be and are hereby classified as additional rental. All such payments expressly required, whether in estimates, installments or otherwise, shall be payable without setoff or deduction at the times described in this lease, and if not otherwise specified, within ten (10) days after Landlord's written statement to Tenant therefore. Tenant acknowledges that its obligations to pay such sums shall survive the expiration or termination of this lease.

         D. Penalty for Late Payments. If Tenant fails to pay as and when due the proper amount of rent, additional rent, sales, use, and excise tax and any other amounts which may be due Landlord under this Lease, Landlord may require Tenant to pay to Landlord a late payment charge equal to four (4) cents of every dollar overdue Landlord in order to defray the expenses of handling such late payment. In addition, if any checks are returned for any reason whatsoever, or if payment thereon is refused, Tenant shall pay

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Landlord a fee of $15.00 for each such dishonored check to defray Landlord's administrative cost in connection therewith.

         SECTION 4. USE OF DEMISED PREMISES. It is understood and agreed between the parties hereto and Tenant covenants that the premises during the continuance of this lease shall be used and occupied only as a warehouse (hereinafter "Tenant's permitted use") and for no other purpose or purposes whatsoever, without the prior written consent of Landlord.

         Tenant agrees to operate its business within the demised premises for such use during the entire term of this lease, and to conduct its business at all times in a high-class, business-like and reputable manner. Tenant shall make no unlawful, improper or offensive use of the demised premises, and Tenant expressly agrees to abide by and conform to all present and future applicable zoning regulations, environmental laws and regulations, all building codes and all other ordinances, laws, rules and regulations, foreseen and unforeseen, imposed by any governmental, regulatory and/or insurance authoritites having jurisdiction over the demised premises or the use thereof.

         Tenant agrees that the plumbing facilities shall not be used for any other purposes than that for which they are constructed, and no foreign substances of any kind shall be thrown or permitted therein, and the expense of any breakage, improper drainage, obstruction, stoppage, pollution, or damage to any portions of the premises or surrounding area, the warehouse water and sewer lines outside the premises resulting from a violation of this provision shall be borne by Tenant in addition to the maintenance and repair obligations stated in
Section 5 of this lease.

         Tenant will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the premises which will violate Landlord's policies of hazard or liability insurance or which will prevent Landlord from procuring such policies from companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the premises shall cause the rate of fire or other insurance on the premises or on other property of Landlord or of others within the warehouse to be increased beyond the minimum rate from time to time applicable to the premises or to any such property for the use or uses made thereof, Tenant will pay, as additional rental, the amount of any such increases within ten (10) days after Landlord's demand therefor.

         SECTION 5. MAINTENANCE, REPAIRS AND CARE OF PREMISES.

         A. Tenant shall maintain the premises in good repair, including the repair and replacement where needed of all doors, door frames, windows, display windows and window frames, plate glass, plumbing, sprinkler (if applicable), electrical, air conditioning, heating and ventilating systems and equipment. Tenant shall (i) keep and maintain all portions of the premises clean attractive, orderly and good condition, and repair, (ii) comply with all provisions of law relating to the maintenance of the premises, (iii) keep the premises clean and free from vermin, rubbish and dirt at all times, and shall store all trash and garbage within the demised premises or at Landlord's designated place therefor, (iv) not burn any trash or garbage of any kind in or about the demised premises, and (v) not perform any acts or carry on any practices within the demised premises which may injure the building or be a nuisance or menace.

         B. Landlord shall keep the exterior walls, roof, and structural portions of the building in good repair, excluding glass or plate glass storefront which shall be the sole responsibility of the Tenant.

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         SECTION 6. ALTERATIONS AND IMPROVEMENTS. In preparation for Tenant's occupancy, Landlord shall make, at Landlord's sole cost and expense, the alterations and improvements to the demised premises described on Schedule "A" (not applicable at this time-building is leased as-is), attached hereto and incorporated by reference (the "Landlord's initial improvements"). Tenant shall not make any alterations or improvements to the premises of any kind, nor shall Tenant install any lighting fixtures, shades or awnings, (inside or outside the demised premises) or install sliding doors in or on, or alter the structure of or obstruct any portion of the demised premises in any manner without first having obtained Landlord's prior written consent to the installation or construction of such alteration or improvement, as well as Landlord's written approval of the design, materials, size and location thereof, and Landlord's consent, at Landlord's sole option, may also be conditioed upon the posting of a payment and performance bond. All alterations, additions, improvements and such fixture other than trade fixtures which as a matter of law have become a part of the realty which may be made or installed by either of the parties hereto upon the premises and which in any manner are attached to the floors, walls or ceilings shall, upon the expiration or termination of this lease, become the property of landlord without any payment by Landlord therefor, provided that Landlord may at its option require Tenant to remove from the premises at Tenant's expense all or any portion or item heretofore specified at the expiration of this lease. Tenant agrees to remove all signs and personal insignia which may be displayed in or about the demised premises at the termination of this lease. Tenant agrees to pay Landlord for the repair of any damage caused to the demised premises by Tenant's removal of such items.

         SECTION 7. INDEMNITY, INSURANCE

         A. Tenant covenants and agrees to indemnify and save Landlord harmless from and against any and all claims, liability and expenses for damages or injuries arising out of or in connection with Tenant's covenants and obligations hereunder, including without limitation, such injury or damage to goods, wares, merchandise and property and/or for any personal injury or loss of life in, upon or about the demised premises or such area as is within reasonable control of Tenant arising for any reason whatsoever during the term of this lease, except such as may be the result of gross negligence of Landlord, its agents, employees or contractors.

         B. In addition to such indemnification, Tenant shall, at its expense throughtout the duration of this lease, procure and continue in force general liability insurance covering any and all injury to persons in or upon the demised premises, including all damage from signs, glass, awnings, fixtures or other appurtenances now or hereafter erected on the demised premises, and insuring the indemnity agreement contained in this Section. Such insurance shall be the amount of not less than Five Hundred Thousand Dollars ($500,000.00) for injury to one person in one accident, occurrence or casualty, and not less than One Million Dollars ($1,000,000.00) for injuries to more than one person in one accident, occurrence or casualty, with excess umbrella coverage over and above such primary coverage for at least $1,000,000.00. Tenant shall also carry all risk, including fire, property damage insurance in an amount of not less than $400,000.00 for damage to property on any one occurrence. Any insurance policies required hereunder shall name Landlord as an additional insured, and Tenant shall furnish Landlord evidence of such insurance coverage by way of an endorsement to same, together with a copy of the actual policy and any amendments thereto; same shall be delivered by Tenant to Landlord within ten
(10) days from date Tenant shall receive written notice from Landlord as to the commencement of this lease unless otherwise sooner requested by Landlord, and thereafter evidence of renewal shall be furnished to Landlord at least ten (10) days prior to the expiration of the then

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existing policy period. Such insurance policies may not be modified or terminated without thirty (30) days advance notice to Landlord.

         Tenant shall promptly deliver to Landlord upon Tenant's receipt thereof the premium statements for such insurance policies together with Tenant's check for payment thereof. Upon receipt thereof, Landlord shall promptly forward said premium statement and check for payment thereof to the appropriate insurance company.

         C. Tenant shall procure and maintain all insurance wich it deems necessary for its protection against loss or damage to any of its personal property, leasehold improvements and trade fixtures on the demised premises.

         SECTION 8. ASSIGNMENT OR SUBLETTING. Tenant shall not have the right at any time to mortgage or assign this Lease by operation of law or otherwise, or sublet the demised premises or any part thereof, or grant any concession or license, without the prior written consent of Landlord.

         SECTION 9. LANDLORD'S LIEN. Landlord shall have a lien on all personal property of the Tenant located on the Premises for any rent due under this lease. This lien shall be and is in addition to any lien that Landlord may acquire by law. Anything in this lease to the contrary notwithstanding, Tenant shall not remove any furniture, fixtures, equipment, personal property, or other improvements from the demised premises without Landlord's prior written consent if Tenant is in default under any of Tenant's covenants or obligations under this lease. In order to confirm the lien created by this Section, Tenant hereby grants to Landlord a security interest in all equipment, trade fixtures and improvements installed in, affixed to or kept on the premises as security for Tenant's full and complete performance of each and every one of Tenant's obligations hereunder. Tenant further agrees to execute such other forms, security agreements and documents as Landlord may request to confirm Landlord's lien hereunder. Under Tenant's default in any obligations hereunder. Tenant further agrees to execute such other forms, security, agreements and documents as Landlord may request to confirm Landlord's lien hereunder. Upon Tenant's default in any obligation hereunder, then, in addition to the remedies stated in
Section 16 of this lease, Tenant hereby expressly agrees that Landlord may exercise, with respect to such personal property, furniture, trade fixtures, equipment and improvements, any and all rights Landlord may have at the time of such default as a secured party under the Uniform Commercial Code of Florida (Ch. 679, Florida Statutes on the date hereof).

         SECTION 10. LANDLORD'S ACCESS TO DEMISED PREMISES. Landlord shall have the right to enter upon the demised at all reasonable hours or the purpose of exhibiting the premises to mortgagees or prospective purchasers or lenders, and to inspect same and to make repairs to the demised premises or to any property owned or controlled by Landlord therein. If Landlord determines that certain repairs to the demised premises are to be made as required to be made by Tenant under this Lease, then Landlord may demand that Tenant make same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch (but in no event later than thirty (30) days after written notice by Landlord, Landlord may make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may be suffered by Tenant's property found in the demised premises or business conducted therein by reason thereof, and if Landlord makes or causes such repairs to be made, Tenant agrees that it will forthwith on demand pay the Landlord the cost thereof with interest thereon at the maximum rate then permitted to be charged by private parties by the laws of the State of Florida. Landlord may, during the ninety (90) day period prior to the expiration date hereof, have access and entry to the demised premises during reasonable business hours for purposes of exhibiting the demised premises to other

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prospective tenants. In conjuction therewith, Landlord may place a sign in
Tenant's display window indicating the availability of the demised premises for purposes of leasing or renting same.

         SECTION 11. TAXES, UTILITIES.

         A. Tenant shall pay all real estate taxes and other charges and assessments that may be levied or assessed against the demised premises during the term of this lease, except as expressly provided herein. Landlord shall, upon receipt of the bill for any real estate taxes and other charges and assessments levied or assessed against the demised premises, forward to Tenant notice of the amount necessary to pay said bill and Tenant shall promptly forward to Landlord said amount which Landlord shall use to pay said bill.

         B. Tenant shall pay all taxes and assessment, special or otherwise, levied against Tenant's personal property, inventory and business on the demised premises. In addition, Tenant agrees to pay, within (10) days after receipt of notice from Landlord, any personal and/or real property tax or assessment, special or otherwise, which may be imposed by any governmental authority upon any improvements made to the demised premises by Tenant or by the Landlord at Tenant's request.

         C. Tenant shall pay all charges for water and sewage disposal furnished to or consumed upon the demised premises and for all garbage disposal and pick-up services furnished to the demised premises.

         D. Tenant shall pay for all utilities and services except as expressly provided herein, including, without limitation, telephone, electricity, (whether determined by separate meter or not), and janitorial and securities services furnished to the demised premises.

         SECTION 12. EMINENT DOMAIN. If the whole of the demised premises (or such part thereof as shall render the remainder of the premises untenantable) shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease on the day possession is required by the condemning authority. If only a portion of the premises is taken, and if such taking does not render the remainder of the premises untenantable, then this Lease shall not terminate, and from that day onward, Tenant shall continue in the possession of the remainder of the demised premises under the terms herein provided, except that the rent shall be reduced in proportion to the amount of the warehouse situated on the demised premises taken. landlord shall, within a reasonable time after such taking, at its own cost and expense, make repairs necessary due to the partial taking in order to allow the Tenant the continued usage of the remainder of the demised premises, provided, however, Landlord shall not be required to expend any amounts in excess of the severance damages paid by the condemning authority in connection with such taking. The parties agree that Tenant shall not be entitled to any damage by reason of the taking of its leasehold interest or any part thereof, but Tenant shall be entitled to prove and collect for its damages to fixtures and any leasehold improvements made by it, to the extent that such improvements shall not have been improvements that are replacements or substitutions of improvements theretofore installed by Landlord.

         SECTION 13. FIRE DAMAGE. If the demised premises shall be partially damaged by fire or other casualty, the damages shall, within a reasonable time thereafter be repaired by and at the expense of Landlord to the extent insurance proceeds are paid to Landlord as a result of such casualty damage. Such repair shall be made promptly except that no penalty shall accrue for reasonable delay on account of "labor or materials difficulties" or any other cause beyond Landlord's control.

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         If the demised premises are totally damaged or are rendered wholly untenantable by fire or other casualty, the rent due under Section 3 hereof shall abate until restoration or rebuilding. Landlord shall, subject to the terms hereof, within a reasonable time restore or rebuild same to its condition existing prior to the casualty; provided, however, that Landlord's obligation to repair and restore the premises shall be limited to the insurance proceeds made available to Landlord as a result of such casualty and Tenant shall pay for any amounts incurred by Landlord in excess of such insurance proceeds; provided further, however, that if the demised premised are totally damaged or rendered wholly untenantable by fire or other casualty, then Landlord shall have the right and option to terminate this Lease within thirty (30) days of the date of such casualty by giving written notice to the Tenant, and any rents paid pursuant to Section 3 hereof or other payments which may be due Landlord under this Lease shall be prorated as of the effective date of such termination and any advance payments on account of such rents received by Landlord from Tenant shall be proportionately refunded to Tenant.

         SECTION 14. BANKRUPTCY - INSOLVENCY. Tenant agrees that if the leasehold created hereby shall be taken upon execution, attachment or any other process of law, or if Tenant shall be adjudged a bankrupt or insolvent, or if any receiver or trustee be appointed for tenant's business and property, or if Tenant makes any assignment of Tenant's property for the benefit of creditors, or if Tenant shall file a voluntary petition in bankruptcy or apply for reorganization or any extension agreement with its creditors under the Bankruptcy Act or other such laws in force or hereafter enacted and such execution, attachment order, assignment, or action be not vacated or set aside within thirty (30) days written notice to Tenant, terminate this Lease, or Landlord at Landlord's option shall have the right to pursue such other remedies as may be allowed at law or in equity against Tenant and any and all other parties who may be liable.

         SECTION 15. DEFAULT. If Tenant shall default in the observance of any of the covenants on its part to be performed hereunder, or if Tenant vacates fail to pay the rent or any other sums due hereunder, or if Tenant vacates or abandons the demised pass to another, then Landlord may give written notice to Tenant in the manner hereafter provided for giving notices, and if Tenant thereafter fails to cure any such default within ten (10) days after the date on which such notice was given or as otherwise provided in this Lease, or if the default involves some act or omission (other than the payment of money) which cannot be cured within ten (10) days, and the cure thereof is not undertaken promptly within such period and thereafter expeditiously completed, then Landlord shall have the right, at its option, to cancel and terminate this Lease and remove all persons and property and property therefrom by summary proceedings and or Landlord may declare all ascertainable rents and charges due hereunder immediately due and payable, and thereupon, all such rents and fixed charges due to the end of the term or any extended term if applicable, shall thereupon be accelerated or Landlord may elect to take and repossess the demised premises and relet same for Tenant's account, holding Tenant liable in damages for all expenses incurred by Landlord in any such reletting and for any difference between the amount of rents received from such reletting and those due and payable under the terms of this Lease. Landlord may also pursue such other remedies as may be allowed by law or in equity, and all such rights and remedies, whether expressly stated above or whether available at law or in equity, shall be deemed separate and cumulative and no one remedy shall be deemed to be exclusive of any such other remedy.

         It is expressly understood and agreed that Tenant shall not be deemed to have committed a default or breach of any of the provisions of this Lease (other than the payment of monies which are

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due pursuant to this Lease), unless written notice of such default shall first have been given to Tenant and the default shall not have been cured within the periods of time set forth above.

         Notwithstanding anything to the contrary herein, it is agreed that wherever it is provided in this Section that this Lease shall automatically terminate, same shall be deemed and construed to mean that such termination shall be at the option or election of Landlord only, and that such termination and cancellation shall not take effect unless Landlord so elects. In addition to all other rights Landlord may have hereunder or granted by law, in the event Landlord relets the premises or portions thereof for such period of time and such rentals and such use and upon such covenants and conditions as Landlord may elect, the net rentals or avails of such letting shall be applied to the payment of Landlord's expenses in dispossessing Tenant, the costs and expenses of making repairs in the demised premises which may be necessary in order to enable Landlord to relet same, to the payment of any brokerage commissions, and to other necessary expenses of Landlord incurred in connection with such reletting, and the balance, if any, shall be applied by the Landlord on account of the payments due or payable by Tenant hereunder with the right reserved to Landlord to bring such actions or proceedings for the recovery of any deficits remaining unpaid as it may deem advisable, without being obligated to wait until the end of the term hereof for a final determination of Tenant's account, and the commencement or maintenance of any one or more actions shall not bar or preclude subsequent actions for further accruals pursuant to the provisions of this Section. Any balance remaining, however, after full payment and liquidation of Landlord's accounts as aforesaid, shall be paid to Tenant from time to time, with the right reserved to Landlord at any time to give notice in writing to Tenant or Landlord's election to cancel and terminate this Lease and all of Tenant's obligations hereunder, and upon the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balances in Tenant's favor that may at the time be owing, it shall constitute a final and effective cancellation and termination of this Lease and the obligations thereof on the part of either party to the other.

         In addition to the rent and other sums agreed to be paid by Tenant under this lease, Tenant shall pay to Landlord all expenses incurred by Landlord in enforcing or interpreting its rights hereunder, including without limitation, all court costs, all attorney's fees and paralegal's fees (whether incurred out of court, at trial, on appeal or in bankruptcy proceedings), and all collection costs and fees charged by third parties.

         SECTION 16. WAIVER. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent or continuing breach of the same covenant or condition and the consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent or similar act by Tenant.

         SECTION 17. ESTOPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

         A. Within ten (10) days after request by Landlord, Tenant shall deliver to Landlord a written and acknowledged statement in a form reasonably acceptable to Landlord certifying that Tenant has accepted possession of the demised premises, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and affect as modified and stating the modifications), and the dates to which the rent and other charges or deposits have been paid in advance, if any. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or

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mortgages of the realty comprising the warehouse.

         B. Upon request of Landlord, Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage executed by Landlord covering the demised premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

         C. Upon request of Landlord, Tenant covenants that it shall, in writing, within ten (10) days of its receipt of such request, furnish any documents required by Landlord or its Lender to subordinate Tenant's rights hereunder to any subsequent ground lease(s) or to the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings of which the demised premises are a part of against any building hereafter placed upon the land of which the demised premises are part, and to all advances made or thereafter to be made upon the security thereof.

         D. Tenant, upon request of Landlord or any party in interest, shall execute promptly such instruments or certificates to carry out or confirm its obligations under Paragraphs A, B, and C above without any charge or cost to Landlord or such requesting party. Tenants hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instruments or certificates.

         SECTION 18. NON-LIABILITY OF LANDLORD. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the demised premises hereby leased or any part of the building of which the demised premises are a part or for any loss or damage resulting to Tenant or its property from such activities, including, but not limited to, bursting, stopped-up or leaking water, gas, air-conditioning pipes and ducts, sewer or steam pipes, unless same is due to the gross negligence of Landlord or of Landlord's agents, servants or employees.

         SECTION 19. COVENANT AGAINST LIENS. Landlord's interest in the premises shall not be subject to liens for improvements made by the Tenant, and Tenant shall have no power or authority to create any lien or permit any lien to attach to the premises or to the present estate, revision or other estate of Landlord in the premises herein demised or on the building or other improvements thereon as a result of improvements made by Tenants or for any other cause or reason. All materialmen, contractors, artisans, mechanics and laborers and other persons contracting with Tenant with respect to the demised premises or any part thereof, are hereby charged with notice that such liens are expressly prohibited and that they must look solely to Tenant to secure payment for any work done or material furnished for improvements by Tenant or for any other purposes during the term of this lease. Tenant shall indemnify Landlord against any loss or expenses incurred as a result of the assertion of any such lien, and Tenant covenants and agrees to transfer any claimed or asserted lien to a bond or such other security as may be permitted by law within ten (10) days of the assertion of any such lien or claim of lien. Tenant shall advise all persons furnishing designs, labor, materials or services to the premises in connection with Tenant's improvements thereof the provisions of this Section.

         SECTION 20. QUITE ENJOYMENT. Landlord agrees that if Tenant pays the rent, and other charges herein provided, and shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the term of this Lease have the peaceable and quiet enjoyment and

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

possession of the demised premises without any hindrance from Lanlord or any persons lawfully claiming through Landlord, except as to such portion of the demised premises as shall be taken under the power of eminent domain.

         SECTION 21. HOLDING OVER. If the Tenant shall remain in possession of all or any part of the demised premises after the expiration of the term of this Lease, then Tenant shall be deemed a tenant of the demised premises from month-to-month, cancellable upon thirty (30 days' written notice, subject to all of the terms and provisions hereof, except only as to the term of this Lease; provided, however, that the rent payable pursuant to Section 3(A) hereof during such period as Tenant shall continue to hold the demised premises, or any part thereof, shall be an amount equal to twice the rent in effect for the last lease year prior to the expiration of this Lease in addition to all other charges specified in this Lease.

         SECTION 22. SURRENDER OF DEMISED PREMISES. Tenant shall deliver and surrender to Landlord possession of the demised premises upon expiration of this Lease, or its earlier termination as herein provided, broom clean, and in as good condition and repair as the same shall be at the commencement of the term of this Lease, or may have been put by Landlord during the continuance thereof, ordinary wear and tear excepted. Tenant shall at its expense remove all property of Tenant and all alterations, additions signs and improvements as to which Landlord shall have made the election here in before provided in Seciton 6, and Tenant shall pay for the repair of all damage to the demised premises caused by such removal. Any property not so removed at the expiration of the term hereof and as to which Landlord shall have not make said election, shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord shall desire, and any of the costs therefore charged to Tenant. Tenant's obligation to observe or perform this covenant shall survive the expiration or termination of this Lease.

         SECTION 23. RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

         SECTION 24. BROKERAGE. Landlord represents to Tenant that there are no real estate brokers, finders or other persons or entities involved in connection with this transaction that are entitled to a real estate commission, finders' fee or other fee other than Broker, and Landlord agrees to indemnify Tenant against any claim of Broker or any other broker, finder or other person or entity claiming a real estate commission or fee in connection with this lease by, through or under Landlord, including all costs and reasonable attorney's fees and paralegal's fees expended by Tenant in defense of any such claim. Further, in the event Broker or any other broker, finder or other person or entity claiming a real estate commission or fee in connection with the lease by, through or under Landlord files a suit naming Tenant as a defendant, Landlord agrees at its cost and expense to defend any such suit or action naming Tenant as a defendant.

         Tenant represents to Landlord that there are no real estate brokers, finders or other persons or entities involved in connection with this transaction that are entitled to a real estate commission, finders' fee or other fee other than Broker, and Tenant agrees to infemnify Landlord against any claims of any broker, finder or other person or entity other than Broker claiming a real

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

estate commission or fee in connection with this lease by, through or under Tenant, including all costs and reasonable attorney's and paralegal's fees expended by Landlord in defense of any such claim. Further, in the event any broker, finder or other person or entity other than Broker claiming a real estate commission or fee in connection with this lease by, through or under Tenant files a suit naming Landlord as a defendant, Tenant agrees at its cost and expense to defend any such suit or action naming Landlord as a defendant.

         SECTION 25. NOTICES. Any notice, request, demand, approval, consent or other communication which Landlord or Tenant may be required or permitted to give to the other party shall be in writing and shall be delivered in person or mailed to the other party by certified mail, return receipt requested, or by Federal Express or other expedited mail delivery service, at the following address:

               If to Landlord: Creel and Wilcox Development, LLC
                               2501 NW 66 Court
                               Gainesville, FL 32653

               If to Tenant:   Exactech, Inc.
                               2320 NW 66 Court
                               Gainesville, FL 32653

or to the demised premises if such communication is to Tenant, or to such other address as either party shall have designated by notice to the other, and the time of the rendition of such notices by mail shall be when same is received or when delivery is attempted.

         SECTION 26. SECURITY DEPOSIT. Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum of Five Thousand Dollars ($5,000.00) receipt of which is hereby acknowledged by Landlord as security for the full and faithful performance by Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed, which sum shall be returned to Tenant after the time fixed as the expiration of the term hereof, provided Tenant has fully and faithfully carried out all of the terms, covenants and conditions on Tenant's part to be performed. Landlord shall have the right, but not the obligation, to apply any part of the deposit to cure any default of Tenant, and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease.

Tenant's failure to pay to Landlord a sufficient amount to restore the security to the original sum deposited within five (5) days afterr receipt of demand therefor shall constitute a default under the Lease. No interest shall be paid by Landlord to Tenant on such security deposit. Should Tenant comply with all of the rental due hereunder as it falls due and all other sums payable by Tenant to Landlord hereunder, the deposit shall be returned in full to Tenant at the end of the term of this Lease or at the earlier termination of this Lease.

         In the event of a sale of the the demised premises, a lease of the land on which it stands (subject to this Lease), Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall be considered released by Tenant from liability for the return of such security and Tenant shall look to the new landlord or lessee solely for the return of the security and it is agreed that this shall apply to every transfer or assignment made of the security to a new landlord. The security deposit under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of Landlord and may be commingled

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
with other funds of Landlord.

         SECTION 27. MORTGAGE PROTECTION CLAUSE. Tenant agrees that in the event of any default by Landlord in any of the terms and conditions of this Lease, Tenant shall notify any mortgagee holding a mortgage on the demised premises (provided any such mortgagee furnishes Tenant notice in writing of (1) any such mortgagee's lien on the demised premises, and (2) any such mortgagee's address for such notice purposes of any such default by Landlord), and any such mortgagee shall have a period of sixty (60) days after receipt of such notice from Tenant to cure any such default. When, however, the nature of the default of Landlord is such that it cannot be cured within said sixty (60) days, any such mortgagee shall have such additional time as may be reasonably required to cure any such default, provided any such mortgagee (1) shall have commenced to cure any such default within said sixty (60) day period, and (2) shall diligently continue such steps until such default is cured. No alleged default by Landlord shall be deemed perfected until the expiration of the time(s) given to the mortgagee under the provisions of this section.

         SECTION 28. PERSONAL LIABILITY. "Landlord" means the owner or the mortgagee in possession for the time being of the fee simple title to the premises so that in the event of any sale of the premises, Landlord shall be hereby is entirely released and discharged from any and all further liability and obligations of Landlord hereunder except those that may have theretofore accrued.

         Notwithstanding anything to the contrary provided in this lease, if Landlord or any successor in interest of Landlord, shall be an individual, joint venture, corporation, tenancy-incommon, firm or partnership, general or limited, or if Landlord shall be a mortgagee in possession (for the purposes of this paragraph collectively referred to as "Landlord"), it is specifically understood and agreed, such agreement being a primary consideration for the execution of this lease by Landlord, that there shall be absolutely no personal liability on the part of the Landlord, its successors of this lease, and that Tenant shall look solely to the equity of Landlord in the premises for the covenants and conditions of this lease to be performed by Landlord.

         Tenant agrees that it shall look solely to the estate and property of the Landlord in the land and building comprising the warehouse of which the demised premises are a part for the collection of any judgement (or any other judicial process) requiring the payment of money by Landlord in the event of any event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by Landlord, and no other property or estates of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies.

         SECTION 29. BINDING EFFECT; SEVERABILITY; CONSTRUCTION; ENTIRE AGREEMENT; TITLE OF SECTIONS; RECORDING. Except as herein otherwise expressly provided, the terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Landlord and Tenant. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both an independent covenant and a condition. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Agreement has been executed in the State of Florida and shall be construed in accordance with

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

without the prior written consent of Landlord. Upon request of Landlord, Tenant shall execute a short form of this Lease which may be recorded at Landlord's sole discretion.

In witness whereof, the parties have executed this lease as of the date and year first above written.


Signed, sealed and delivered

in the presence of:

/s/ ILLEGIBLE SIGNATURE                      By: /s/ Douglas W. Wilcox, II
---------------------------------                -------------------------------
/s/ ILLEGIBLE SIGNATURE                          Douglas W. Wilcox, II
---------------------------------                Member

/s/ ILLEGIBLE SIGNATURE                      By: /s/ Kenneth R. Creel
---------------------------------                -------------------------------
/s/ ILLEGIBLE SIGNATURE                          Kenneth R. Creel
---------------------------------                Member
As to Landlord                                         "LANDLORD"

/s/ ILLEGIBLE SIGNATURE                      By: /s/ Tim Seese
---------------------------------                -------------------------------
/s/ ILLEGIBLE SIGNATURE                          Tim Seese
---------------------------------                Chief Operating Officer
As to Tenant                                             "TENANT"


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